UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

GRIFFON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware             1-06620         11-1893410
(State or Other Jurisdiction      (Commission (I.R.S. Employer
    of Incorporation)          File Number) Identification No.)

    712 Fifth Avenue, 18th Floor
    New York, New York                       10019
(Address of Principal Executive Offices)         (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 15, 2023, Griffon Corporation ("Griffon") held its 2023 Annual Meeting of Shareholders ("Annual Meeting"). Of the 57,186,222 shares of common stock outstanding and entitled to vote, 52,426,784 shares, or 91.7%, were represented at the meeting in person or by proxy, and therefore a quorum was present. The final results for each of the matters submitted to a vote of Shareholders at the Annual Meeting are as follows:

Item No. 1: Each of Travis W. Cocke, H. C. Charles Diao, Louis J. Grabowsky, Lacy M. Johnson, James W. Sight, Samanta Hegedus Stewart, Michelle L. Taylor and Cheryl L. Turnbull were elected to serve until Griffon’s 2024 Annual Meeting of Shareholders, by the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes

Travis W. Cocke	46,566,178	1,463,621	4,396,985
H. C. Charles Diao	47,020,442	1,009,357	4,396,985
Louis J. Grabowsky	46,485,771	1,544,028	4,396,985
Lacy M. Johnson	45,850,734	2,179,065	4,396,985
James W. Sight	47,180,336	849,463	4,396,985
Samanta Hegedus Stewart	45,035,491	2,994,308	4,396,985
Michelle L. Taylor	47,147,235	882,564	4,396,985
Cheryl L. Turnbull	46,854,558	1,175,241	4,396,985

Item No. 2: The Shareholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in Griffon’s Proxy Statement, by the votes set forth below:

For	Against	Abstain	Broker Non-votes
39,745,611	7,825,297	458,887	4,396,989

Item No. 3: The Shareholders expressed their preference for the holding of an advisory vote on executive compensation on an annual basis, by the votes set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-votes
42,011,915	100,087	5,762,093	155,702	4,396,987

Based on this result Griffon has determined that, until the next required advisory vote regarding the frequency of an advisory vote on executive compensation, Griffon will hold an advisory vote on executive compensation on an annual basis.

Item No. 4: The Shareholders ratified the appointment of Grant Thornton LLP as Griffon’s independent registered public accounting firm for fiscal 2023, by the votes set forth below:

For	Against	Abstain
51,883,534	523,235	20,015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By:    /s/ Seth L. Kaplan
    Seth L. Kaplan
    Senior Vice President,
General Counsel and Secretary

Date: March 20, 2023
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